                                                                    EXHIBIT 10.7

                                 ROWECOM INC.

                           ROWE COMMUNICATIONS LTD.

                      CRYSTAL INTERNET VENTURE FUND, L.P.

               HIGHLAND CAPITAL PARTNERS III LIMITED PARTNERSHIP

             HIGHLAND ENTREPRENEURS' FUND III LIMITED PARTNERSHIP

                              PAI, WEI MING CHUNG

                           FU KUAN INVESTMENT CORP.

                        PURETECH PROFITS LIMITED (BVI)

                      WORKING VENTURES CANADIAN FUND INC.

--------------------------------------------------------------------------------

                           STOCK PURCHASE AGREEMENT

--------------------------------------------------------------------------------

                            DATED AS OF MAY 4, 1998

                           STOCK PURCHASE AGREEMENT

                               TABLE OF CONTENTS

ARTICLE 1  INTERPRETATION.........................................  2
    1.1    Defined Terms..........................................  2
    1.2    Gender and Number......................................  8
    1.3    Headings, Etc..........................................  8
    1.4    Currency...............................................  8
    1.5    Severability...........................................  8
    1.6    Entire Agreement.......................................  8
    1.7    Amendments.............................................  8
    1.8    Waiver.................................................  8
    1.9    Governing Law..........................................  9
    1.10   Inclusion..............................................  9
    1.11   Accounting Terms.......................................  9
    1.12   Incorporation of Schedules and Exhibits................  9

ARTICLE 2  PURCHASED SHARES.......................................  10
    2.1    Purchase and Sale......................................  10

ARTICLE 3  REPRESENTATIONS, WARRANTIES AND COVENANTS
           OF THE COMPANY AND OF ROWECAN..........................  11
    3.1    Representations and Warranties of the Company
           and of RoweCan.........................................  11
    3.2    Covenants of the Company and of RoweCan................  25
    3.3    Conduct of Business Prior to Closing...................  25

ARTICLE 4  REPRESENTATIONS AND WARRANTIES OF THE
           PURCHASER..............................................  26
    4.1    Representations and Warranties of the Purchasers.......  26

ARTICLE 5  CONDITIONS OF CLOSING..................................  27
    5.1    Conditions for the Benefit of the Purchasers...........  27

ARTICLE 6  MISCELLANEOUS..........................................  29
    6.1    Notices................................................  29
    6.2    Time of the Essence....................................  29
    6.3    Brokers................................................  29
    6.4    Third Party Beneficiaries..............................  30
    6.5    Survival of Representations, Warranties and Covenants..  30
    6.6    Expenses...............................................  30
    6.7    Enurement..............................................  30
    6.8    Counterparts...........................................  30

                           STOCK PURCHASE AGREEMENT

     THIS STOCK PURCHASE AGREEMENT, dated as of May 4, 1998, is by and among RoweCan Inc., a corporation incorporated under the laws of Delaware (the "Company"), Rowe Communications Ltd., a corporation incorporated under the laws of the Province of Ontario ("RoweCan"), Crystal Internet Venture Fund, L.P., a limited partnership organized under the laws of Delaware ("CIVF"), Highland Capital Partners III Limited Partnership, a limited partnership organized under the laws of Delaware ("HCP"), Highland Entrepreneurs' Fund III Limited Partnership, a limited partnership organized under the laws Corp., a corporation incorporated under the laws of Taiwan ("FKIC"), Puretech Profits Limited (BVI), a corporation incorporated under the laws of the British Virgin Islands ("Puretech"; and together with Chung, FKIC, CIVF, HEF and HCP, the "US Purchasers" and each a "US Purchaser") and Working Ventures Canadian Fund Inc., a corporation incorporated under the laws of Canada ("AW", and together with the US Purchasers, the "Purchasers" and each a "Purchaser"). Unless otherwise indicated herein, capitalized terms used herein are defined. in Section 1. 1 hereof.

                            PRELIMINARY STATEMENTS:

A. The Company has agreed to issue to the US Purchasers and the US Purchasers, in reliance upon the representations and warranties of the Company and of RoweCan contained herein and subject to certain conditions contained herein, have agreed to take up and subscribe for an aggregate of 5,140,372 shares (the "US Purchased Shares") of Class B Preferred Stock, $.01 par value, of the Company (the "Class B Preferred Shares").

B. RoweCan has agreed to issue to WV and WV, in reliance upon the representations and warranties of the Company and of RoweCan contained herein and subject to certain conditions contained herein, has agreed to take up and subscribe for 1,186,240 RoweCan Class B Preferred Shares (the "Purchased RoweCan Shares").

C. RoweCan and the Company have agreed to sell to WV and WV, in reliance upon the representations and warranties of the Company and of RoweCan contained herein, has agreed to purchase from RoweCan and the Company an option to exchange the Purchased RoweCan Shares for 1,186,240 Class B Shares (the "Class B Exchange Option"; together with the US Purchased Shares and the Purchased RoweCan Shares, the "Purchased Shares").

D. Simultaneously with the Closing, the Unanimous Shareholders' Agreement, dated April 25, 1997, among the Company, WV and the Company's stockholders (the "Original Stockholders' Agreement") shall be amended and restated substantially in the form of Exhibit A attached hereto (the "Amended Stockholders' Agreement") and shall be entered into among the Purchasers, the Company and its shareholders.

E. The Original Stockholders' Agreement granted WV the right to exchange its RoweCan Class A Preferred Shares for Common Shares. The Amended Stockholders' Agreement shall amend this right so that WV shall have the right to exchange its RoweCan Class A Preferred Shares for Class A-1 Preferred Shares (such amended right, as amended, the "Class A Exchange Option").

F. Simultaneously with the Closing, the Unanimous Shareholders' Agreement, dated April 25, 1997, among WV, RoweCan and Garry Wolfe shall be amended and restated substantially in the form of Exhibit B attached hereto (the "Amended RoweCan Shareholders' Agreement").

G. Simultaneously with the execution of this Agreement, the Registration Rights Agreement, dated as of April 25, 1997, among WV, RoweCan and the Company shall be amended and restated substantially in the form of Exhibit E attached hereto (the "Amended Registration Rights Agreement") and shall be among the Purchasers, the Company and RoweCan.

     NOW, THEREFORE, the Parties agree as follows:


                                   ARTICLE 1

                                INTERPRETATION

1.1 DEFINED TERMS. As used in this Agreement, the following terms have the following meanings:

     "ACCOUNTS PAYABLE" means all accounts payable and accrued liabilities owed by either of the Company or RoweCan in connection with the Business;

     "ACCOUNTS RECEIVABLE" means all accounts receivable, notes receivable and other debts due or accruing due to either of the Company or RoweCan in connection with the Business;

     "AGREEMENT" means this stock purchase agreement and all schedules and instruments in amendment or confirmation of it; "HEREOF", "HERETO" and "HEREUNDER" and similar expressions mean and refer to this Agreement and not to any particular Article, Section, Subsection or other subdivision; "ARTICLE", "SECTION", "SUBSECTION" or other subdivision of this Agreement followed by a number means and refers to the specified Article, Section, Subsection or other subdivision of this Agreement;

     "AMENDED ARTICLES OF INCORPORATION" means the Articles of Incorporation of RoweCan and the Articles of Amendment thereto in the form attached hereto as Exhibit C;

     "AMENDED CERTIFICATE OF INCORPORATION" means the Amended and Restated Certificate of Incorporation of the Company in the form attached hereto as Exhibit D;

     "AMENDED REGISTRATION RIGHTS AGREEMENT" has the meaning ascribed thereto in the preliminary statements;

     "AMENDED ROWECAN SHAREHOLDERS' AGREEMENT" has the meaning ascribed thereto in the preliminary statements,

     "AMENDED STOCKHOLDERS' AGREEMENT" has the meaning ascribed thereto in the preliminary statements;

     "ANCILLARY AGREEMENTS" means all agreements, certificates and other instruments delivered or given pursuant to this Agreement including, without limitation, the Amended Stockholders' Agreement and the Amended RoweCan Shareholders' Agreement; and "Ancillary Agreement" means any one of such agreements, certificates or other instruments;

     "ASSETS" means all property and assets of each of the Company and RoweCan of every kind and wheresoever situate;

     "AUTHORIZATION" means, with respect to any Person, any authorization, order, permit, approval, grant, license, consent, right, franchise, privilege, certificate, judgment, writ, injunction, award, determination, direction, decree, or by-law, rule or regulation of any Governmental Entity, whether or not having the force of law, having jurisdiction over such Person;

     "BENEFIT PLANS" means all employee benefit plans relating to the employees of each of the Company and RoweCan, including profit sharing, pension and other deferred compensation arrangements, phantom stock option, stock option, employee stock purchase, bonus, severance, retirement, health or insurance plans or arrangement (oral or written);

     "BOOKS AND RECORDS" means all technical, business and financial and accounting records, financial books and records of account, books, data, reports, files, lists, drawings, plans, logs, briefs, customer and supplier lists, deeds, certificates, contracts, surveys, title opinions or any other documentation and information in any form whatsoever (including written, printed, electronic or computer printout form) relating to the Business;

     "BUSINESS" means, collectively, the Company's Business and the RoweCan Business;

     "BUSINESS DAY" means any day other than Saturday, Sunday or a day on which chartered banks are closed for business in New York, New York;

     "CLAIM" means any claim or liability of any nature whatsoever, including any demand, obligation, liability, debt, cause of action, suit, proceeding, judgment, award, assessment or reassessment;

     "CLASS A EXCHANGE OPTION" has the meaning ascribed thereto in the preliminary statements;

     "CLASS B EXCHANGE OPTION" has the meaning ascribed thereto in the preliminary statements;

     "CLASS A PREFERRED SHARES" means the shares of Class A Preferred Stock, $.01 par value, of the Company;

     "CLASS A-1 PREFERRED SHARES" means the shares of Class A-1 Preferred Stock, $.01 par value, of the Company;

     "CLASS B PREFERRED SHARES" has the meaning ascribed thereto in the preliminary statements;

     "CLOSING" means the completion of the transaction of purchase and sale of the Purchased Shares as contemplated in this Agreement;

     "CLOSING DATE" means, with respect to the Closing, any time prior to April 21, 1998 or such other time as may be specified by all of the Purchasers;

     "COMMON SHARES" means the shares of Common Stock, $.01 par value, of the Company;

     "COMPANY'S BUSINESS" means the business presently and heretofore carried on by the Company, consisting of the provision of secure electronic commerce products and services;

     "CONSENTS" means the consents of contracting parties to any Contract or Lease to the change in control of the Company contemplated in this Agreement, and "Consent" means any one of such Consents;

     "CONTRACTS" means all contracts to which the Company or RoweCan is a party including all contracts, leases of personal property, licenses, undertakings, engagements or commitments of any nature, written or oral, to which either the Company or RoweCan is entitled in connection with its Business including, without limitation, unfilled purchase orders received by either the Company or RoweCan, forward commitments by either the Company or RoweCan for supplies or materials entered into in the ordinary course of the Business, all restrictive agreements and negative covenant agreements which either the Company or RoweCan may have with its employees, past or present and the Contracts listed in
Schedule 3. 1 (p);

     "CORPORATE RECORDS" means the corporate records of each of the Company and RoweCan, including (i) all articles or similar constating documents, operating agreements, by-laws, any stockholders' agreements and any amendments thereto;
(ii) all minutes of meetings and resolutions of stockholders, directors and any committee thereof; and (iii) the stock certificate books, register of stockholders, register of transfers and register of directors;

     "ENCUMBRANCES" means any mortgage, lien, pledge, assignment, charge, security interest, title retention agreement, hypothec, levy, execution, seizure, attachment, garnishment, right of distress or other claim in respect of property of any nature or kind whatsoever howsoever arising (whether consensual, statutory or arising by operation of law or otherwise) and includes arrangements known as sale and lease-back, sale and buy-back and sale with an option to buy-back;

     "ENVIRONMENTAL LAWS' means all applicable federal, provincial, state, municipal or local laws, statutes, regulations or ordinances relating to the environment, occupational safety, health, product liability and transportation;

     "ERISA" means the Employee Retirement Income Security Act of 1974, and any regulations issued pursuant thereto, as amended or replaced and as in effect from time to time;

     "FINANCIAL STATEMENTS" means, collectively, the balance sheets for each of the Corporation and RoweCan for the fiscal year ending December 31, 1996 and the accompanying statements of income, retained earnings and changes in financial position for the year then ended and all notes thereto as reported upon by Coopers & Lybrand, Chartered Accountants and the unaudited balance sheets, and accompanying statements of income and changes in financial position for each of the Company and RoweCan for the fiscal year ended December 31, 1997;

     "GAAP" means at any time, generally accepted accounting principles from time to time approved by, in the case of RoweCan, the Canadian Institute of Chartered Accountants, or any successor institute, and in the case of the Company, the Financial Accounting Standards Board or any successor institute, applicable as at the date on which a given calculation is made or required to be made in accordance with generally accepted accounting principles;

     "GOVERNMENTAL ENTITY" means (i) any multinational, federal, provincial, state, municipal, local or other governmental or public department, court, commission, board, bureau, agency or instrumentality, domestic or foreign; (ii) any subdivision, agent, commission, board, or authority of any of the foregoing; or (iii) any quasi-governmental or private body exercising any regulatory, expropriation or taxing authority under or for the account of any of the foregoing;

     "HAZARDOUS SUBSTANCE" means any substance which is or is deemed to be, alone or in any combination, hazardous, hazardous waste, toxic. radioactive, a pollutant, a deleterious substance, a contaminant or a source of pollution or contamination under any Environmental Law, whether or not such substance is defined as hazardous under the Environmental Law;

     "INTELLECTUAL PROPERTIES" means all right, title, interest and benefit of each of the Company and RoweCan in and to any registered or unregistered worldwide trademarks, trade or brand names, service marks, copyrights, copyright applications, designs, inventions, patents, patent applications, patent rights, licenses, sub-licenses, franchises, formulas, processes, know-how, technology, computer rights and other intellectual or industrial property of the Company or of RoweCan or pertaining to the Business, including the property listed in
Schedule 3.1(q);

     "INTERIM FINANCIAL STATEMENTS" means, collectively, the unaudited balance sheets of the Company and of RoweCan as at March 31, 1998 and the accompanying statement of income for the three-month period then ended;

     "LAWS" means all statutes, codes, ordinances, decrees, miles, regulations, municipal by-laws, judicial or arbitral or administrative or ministerial or departmental or regulatory judgments, orders, decisions, rulings or awards, policies, voluntary restraints, guidelines, or any provisions of the foregoing, including general principles of common and civil law and equity, binding on or affecting the Person referred to in the context in which such word is used; and "LAW" means any one of them;

     "LEASED PROPERTIES" means the real properties forming the subject matter of the Leases at the municipal addresses listed in Schedule 3. 1 (o);

     "LEASES" means all of the leases and subleases of real property to which either the Company or RoweCan is a party, as listed and described in Schedule 3. 1 (o);

     "LOSS" means any loss whatsoever, including expenses, costs, damages, penalties, fines, charges, claims, demands, liabilities, interest and any and all legal fees and disbursements;

     "ORIGINAL STOCKHOLDERS' AGREEMENT" has the meaning ascribed thereto in the preliminary statements.

     "OWNED PROPERTIES" means, collectively, the land and premises listed on
Schedule 3.1(k) and the buildings, improvements and fixtures thereon;

     "PARTIES" means the Purchasers, the Company, RoweCan and any other person who may become a party to this Agreement; and "PARTY" means any one of them;

     "PERMITTED ENCUMBRANCES" means (i) Encumbrances for taxes, assessments or governmental charges or levies not yet due and delinquent; (ii) easements, rights-of-way or other minor imperfections of title which do not, individually or in the aggregate, materially detract from the value of or impair the use or marketability of any real property; (iii) restrictions on the transfer of shares imposed by the Amended Certificate of Incorporation or the Amended Articles of Incorporation and (iv) Encumbrances disclosed in Schedule 3. 1 (k);

     "PERSON" means an individual, partnership, corporation, trust, unincorporated association, joint venture or other entity or Governmental Entity, and pronouns have a similarly extended meaning;

     "PURCHASED ROWECAN SHARES" has the meaning ascribed thereto in the preliminary statements;

     "PURCHASED SHARES" has the meaning ascribed thereto in the preliminary statements;

     "PURCHASERS" has the meaning ascribed thereto in the preamble hereto;

     "ROWECAN BUSINESS" means the business presently and heretofore carried on by RoweCan consisting of the provision of secure electronic commerce products and services;

     "ROWECAN COMMON SHARES" means the Common Shares of RoweCan;

     "ROWECAN CLASS A PREFERRED SHARES" means the Class A Preferred Shares of RoweCan;

     "ROWECAN CLASS B PREFERRED SHARES" means the Class B Preferred Shares of RoweCan;

     "SECURITIES ACT" shall mean the 1933 Securities Act, as amended.

     "SHAREHOLDER LOANS" means any indebtedness owing by RoweCan or the Company, directly or indirectly, to any of their shareholders, or to a person controlled individually or in concert by their shareholders;

     "SUBSIDIARY" of any Person means any corporation, partnership, joint venture, limited liability company, association or other business entity in respect of which that Person owns securities or other ownership interests having ordinary voting power to elect a majority of the board of directors, partnership committee, board of managers or trustees or other managerial body thereof, whether directly or indirectly through one or more of the other Subsidiaries of that Person or a combination thereof; and

     "TIME OF CLOSING" means 10:00 a.m. (Cleveland time) on the Closing Date or such later time as the Closing may occur.

1.2 GENDER AND NUMBER. Any reference in this Agreement to gender shall include all genders, and words importing the singular number only shall include the plural and vice versa.

1.3 HEADINGS, ETC. The provision of a table of contents, the division of this Agreement into Articles, Sections, Subsections and other subdivisions and the insertion of headings are for convenience of reference only and shall not affect or be utilized in the construction or interpretation of this Agreement.

1.4 CURRENCY. All references in this Agreement or any Ancillary Agreement to dollars are expressed in United States currency.

1.5 SEVERABILITY. Any Article, Section, Subsection or other subdivision of this Agreement or any Ancillary Agreement or any other provision of this Agreement or any Ancillary Agreement which is, or becomes, illegal, invalid or unenforceable shall be severed from this Agreement and any Ancillary Agreement and be ineffective to the extent of such illegality, invalidity or unenforceability and shall not affect or impair the remaining provisions hereof or thereof.

1.6 ENTIRE AGREEMENT. This Agreement together with the Ancillary Agreements constitutes the entire agreement between the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. Except as set forth in this Agreement, the Amended Stockholders' Agreement and the Amended RoweCan Shareholders' Agreement, there are no representations, warranties, conditions or other agreements, express or implied, statutory or otherwise, between the Parties in connection with the subject matter of this Agreement. If there is any conflict between the provisions of this Agreement and the provisions of any Ancillary Agreement, the provisions of this Agreement shall govern.

1.7 AMENDMENTS. This Agreement and any Ancillary Agreement may be amended, modified or supplemented only by a written agreement signed by the Company and each of CIVF, HCP and WV.

1.8 WAIVER. No waiver of any of the provisions of this Agreement or any Ancillary Agreement shall be deemed to constitute a waiver of any other provision (whether or not similar), nor shall such waiver constitute a waiver or continuing waiver unless otherwise expressly provided in writing duly executed by the Party to be bound thereby; provided, however, that (i) with respect to rights of the holders of the Class B Preferred Shares, the written consent of the holders of a majority of the Class B Preferred Shares shall be binding upon all of the holders of the Class B Preferred Shares and (ii) with respect to the rights of the holders of the Class A-1 Preferred Shares, the written consent of the holders of a majority of the Class A-1 Preferred Shares shall be binding upon the holders of the Class A1 Preferred Shares.

1.9 GOVERNING LAW. This Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

1.10 INCLUSION. Where the word "including" or "includes" is used in this Agreement it means including (or includes) without limitation.

1.11 ACCOUNTING TERMS. All accounting terms not specifically defined in this Agreement shall be construed in accordance with GAAP.

1.12 INCORPORATION OF SCHEDULES AND EXHIBITS. The following are the schedules and exhibits attached to and incorporated in this Agreement:

SCHEDULES

Schedule 2.1             -      Schedule of Purchasers

Schedule 3.1(c)          -      Jurisdictions in which RoweCan Business Carried
                                On

Schedule 3.1(d)          -      Capitalization Schedule

Schedule 3.1(e)          -      Options

Schedule 3.1(f)          -      Dividends and Distributions

Schedule 3.1(k)          -      Owned Properties and Permitted Encumbrances

Schedule 3.1(o)          -      Leases and Leased Properties

Schedule 3.1(p)          -      Contracts

Schedule 3.1(q)          -      Intellectual Property Rights

Schedule 3.1(s)          -      Financial Statements as at December 31, 1996 and
                                December 31, 1997 and Interim Financial
                                Statements as at March 31, 1998

Schedule 3.1(t)          -      Accounts Payable and Accrued Liabilities

Schedule 3.1(u)          -      Cumulative Tax Losses

Schedule 3.1(z)          -      Environmental Compliance

Schedule 3.1(aa)         -      Authorizations

Schedule 3.1(ab)(iii)    -      Contingent Liabilities/Indebtedness

Schedule 3.1(ac)(iv)     -      Collective Agreements

Schedule 3.1(ac)(xi)     -      Benefit Plans

Schedule 3.1(ac)(vii)    -      Employee Matters and Designated Employees

Schedule 3.1(ad)         -      Insurance Policies

Schedule 3.1(ae)         -      Litigation

Schedule 3.1(af)         -      Shareholder Loans

Schedule 3.1(ai)         -      Bonus or Profit Sharing Distributions

Schedule 3.2             -      Source and Use of Funds

Schedule 5.1(i)          -      Persons Entering Into Noncompetition Agreements

EXHIBITS

Exhibit A                -      Amended Stockholders' Agreement

Exhibit B                -      Amended RoweCan Shareholders' Agreement

Exhibit C                -      Amended Articles of Incorporation

Exhibit D                -      Amended Certificate of Incorporation

Exhibit E                -      Amended Registration Rights Agreement

Exhibit F                -      ERISA Certificate

Exhibit G                -      Amended and Restated By-Laws

                                   ARTICLE 2

                               PURCHASED SHARES

2.1 PURCHASE AND SALE. Subject to the terms and conditions hereof, each US Purchaser hereby subscribes for and agrees to take up the number of the US Purchased Shares set forth opposite such US Purchaser's name on Schedule 2.1 for the subscription price set forth opposite such US Purchaser's name on Schedule
2.1. Subject to the terms and conditions hereof, WV hereby subscribes for and agrees to take up the Purchased RoweCan Shares and RoweCan hereby agrees to issue the Purchased RoweCan Shares for an aggregate subscription price of $1,500,000.48. Subject to the terms and conditions hereof, RoweCan and the Company hereby agree to sell and WV hereby agrees to purchase the Class B Exchange Option (the terms of which are contained in the Amended Stockholders' Agreement) for a purchase price of $1.00.

                                   ARTICLE 3

                              REPRESENTATIONS, W

                     SENTATIONS, WARRANTIES AND COVENANTS
                         OF THE COMPANY AND OF ROWECAN

3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY AND OF ROWECAN. Each of the Company and RoweCan represents and warrants as follows to the Purchasers and acknowledges and confirms that the Purchasers are relying upon such representations and warranties in connection with the purchase by the Purchasers of the Purchased Shares:

CORPORATE MATTERS RELATING TO THE COMPANY AND ROWECAN
-----------------------------------------------------

(a)  Due Incorporation and Existence. The Company is a corporation duly
     -------------------------------
incorporated, validly existing and in good standing under the laws of the State of Delaware. RoweCan is a corporation duly incorporated, validly existing and in good standing under the laws of the Province of Ontario. RoweCan is a "private company" within the meaning of the Securities Act (Ontario).

(b)  Corporate Power. Each of the Company and RoweCan has all requisite
     ---------------
corporate power and authority to own its property and to carry on its business as now being conducted by it.

(c)  Extra-Territorial Qualification. The Company is duly qualified, licensed or
     -------------------------------
registered to carry on business in the State of Delaware and in the State of Massachusetts. RoweCan is duly qualified, licensed or registered to carry on business in the Province of Ontario pursuant to its charter and in the jurisdictions listed in Schedule 3.1(c). The jurisdictions listed in Schedule 3.1(c) include all jurisdictions in which the nature of the Assets or its Business make such qualifications necessary except where the failure to be so qualified would have a material adverse effect on the affairs, assets, liabilities, business or prospects, operations or conditions of either the Company or RoweCan or their respective Business, financial or otherwise, or where either the Company or RoweCan owns or leases any material properties or assets or conducts any material business.

(d)  Authorized Capital. The authorized capital of the Company consists of
     ------------------
24,000,000 Common Shares, 5,000,000 Class A Preferred Shares, 5,000,000 Class A-1 Preferred Shares and 8,000,000 Class B Preferred Shares, of which at the date hereof, and after giving effect to the issue of the US Purchased Shares, 4,423,836 Common Shares (and no more), 161,289 Class A Preferred Shares (and no more), 0 Class A-1 Preferred Shares (and no more) and 5,140,372 Class B Preferred Shares (and no more) shall be owned of record and beneficially nonassessable, and shall be issued in conformity with all applicable state and federal securities laws. The authorized capital of RoweCan consists of an unlimited number of RoweCan Common Shares, an unlimited number of RoweCan Class A Preferred Shares and an unlimited number of RoweCan Class B Preferred Shares of which at the date hereof, and after giving effect to the issue of the Purchased RoweCan Shares, 1,611,569 RoweCan Common Shares (and no more), 1,611,568 RoweCan Class A Preferred Shares (and no more), and 1, 186,240 RoweCan Class B Preferred Shares shall be owned of record and beneficially as reflected on Schedule 3. l(d) and shall be duly authorized, validly issued, fully paid and nonassessable, and shall be issued in conformity with all applicable state and federal securities laws.

(e)  Options, etc, Except for the Purchasers' rights hereunder, and under the
     ------------
Class A Exchange Option with respect to the exchange of the RoweCan Class A Preferred Shares into Class A-1 Preferred Shares and under the Class B Exchange Option with respect to the exchange of the RoweCan Class B Preferred Shares into Class B Preferred Shares, and except as disclosed in Schedule 3.1(e), no Person has any option, wan-ant, right, call, commitment, conversion right, right of exchange or other agreement or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an option, warrant, right, call, commitment, conversion right, right of exchange or other agreement (i) for the purchase from the Company or from RoweCan of any of the Purchased Shares; or
(ii) for the purchase, subscription,
allotment or issuance of any of the unissued shares in the capital of the Company or of RoweCan or of any securities of the Company or of RoweCan.

(f)  Dividends and Distributions. Except as disclosed on Schedule 3.1(f), since
     ---------------------------
the date of the Financial Statements, neither the Company nor RoweCan has, directly or indirectly, declared or paid any dividends or declared or made any other distribution on any of its shares of any class and has not, directly or indirectly, redeemed, purchased or otherwise acquired any of its shares of any class or agreed to do so.

(g)  Subsidiaries. The Company has no Subsidiaries or agreements of any nature
     ------------
to acquire any Subsidiary or acquire or lease any other business operations. RoweCan has no Subsidiaries and has no agreements of any nature to acquire any Subsidiary or acquire or lease any other business operations.

(h)  Corporate Records.
     -----------------

     (i) The Corporate Records of the Company are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all Laws and with the Amended Certificate of Incorporation and by-laws of the Company, and without limiting the generality of the foregoing, (i) the minute books contain complete and accurate minutes of all meetings of the directors and stockholders of the Company held since the incorporation of the Company, and all such meetings were duly called and held; (ii) the minute books contain all written resolutions passed by the directors and stockholders of the Company and all such resolutions were duly passed; (iii) the stock certificate books, register of stockholders and register of transfers of the Company are complete and accurate, and all such transfers have been duly completed and approved and any exigible tax payable in connection with the transfer of any securities of the Company has been duly paid; and (iv) the registers of directors and officers are complete and accurate and all former and present directors and officers of the Company were duly elected or appointed, as the case may be.

     (ii) The Corporate Records of RoweCan are complete and accurate and all corporate proceedings and actions reflected therein have been conducted or taken in compliance with all Laws and with the Amended Articles of Incorporation and by-laws of RoweCan, and without limiting the generality of the foregoing: (i) the minute books contain complete and accurate minutes of all meetings of the directors and shareholders of RoweCan held since the incorporation of RoweCan, and all such meetings were duly called and held; (ii) the minute books contain all written resolutions passed by the directors and shareholders of RoweCan and all such resolutions were duly passed; (iii) the share certificate books, register of shareholders and register of transfers of RoweCan are complete and accurate, and all such transfers have been duly completed and approved and any exigible tax payable in connection with the transfer of any securities of RoweCan has been duly paid; and (iv) the registers of directors and officers are complete and accurate and all former and present directors and officers of RoweCan were duly elected or appointed, as the case may be.

(i)  Validity of Agreement. Each of the Company and RoweCan has all necessary
     ---------------------
corporate power to enter into and perform its obligations under this Agreement and the Ancillary Agreements to which it is a party. The execution and delivery and performance by each of the Company and RoweCan of this Agreement and the Ancillary Agreements to which each is a party and the consummation of the transactions contemplated thereby:

     (i) have been duly authorized by all necessary corporate action on the part of the Company and of RoweCan; and

     (ii) do not (or would not with the giving of notice, the lapse of time or the happening of any other event or condition) result in a violation or a breach of, or a default under or give rise to a right of termination, greater rights or increased costs, amendment or cancellation or the acceleration of any obligation under (A) any charter or by-law instruments of the Company or of RoweCan; (B) any contracts or instruments to which either of the Company or RoweCan is a party or by which either of them is bound; or (C) any Laws applicable to either of the Company or RoweCan.

Each of this Agreement and any Ancillary Agreement to which either the Company or RoweCan is a party constitutes legal, valid and binding obligations of the Company or of RoweCan enforceable against each of them in accordance with its terms, subject only to the following qualifications:

     (i) an order of specific performance and an injunction are discretionary remedies and, in particular, may not be available where damages are considered an adequate remedy; and

     (ii) enforcement may be limited by bankruptcy, insolvency, liquidation, reorganization, reconstruction and other similar laws generally affecting the enforceability of creditors' rights.

(j)  Restrictive Documents.  Neither the Company nor RoweCan is subject to, or a
     ---------------------
party to, any charter or by-law restriction, any Law, any Claim, any contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent the consummation of the transactions contemplated by this Agreement or any Ancillary Agreement or compliance by the Company or of RoweCan with the terms, conditions and provisions hereof or thereof or the continued operation of the Business by the Company or of RoweCan after the date hereof on substantially the same basis as heretofore operated or which would restrict the ability of the Purchasers to acquire any of the Purchased Shares, in each case except for:

     (i)  the necessity of obtaining the Consents; and

     (ii) the necessity of passing the appropriate resolutions of the directors and shareholders of the Company to permit the transfer of the Purchased Shares.

MATTERS RELATING TO THE ASSETS
------------------------------

(k)  Title to the Assets.  Except as set forth on Schedule 3.1(k), each of the
     -------------------
Company and RoweCan has good title to all of its Assets and good and marketable title in fee simple to its Owned Properties. Each of the Company and RoweCan has legal and beneficial ownership of its Assets free and clear of all Encumbrances, except for Permitted Encumbrances. Each of the Company and RoweCan has a valid leasehold title to all of its Leases.

(l)  No Options, etc.  No Person has any written or oral agreement, option,
     ---------------
understanding or commitment, or any right or privilege capable of becoming such for the purchase from the Company or of RoweCan of any of the Assets, other than pursuant to purchase orders accepted by the Company or RoweCan in the ordinary course of their Business.

(m)  Accounts Receivable.  All Accounts Receivable are bona fide, and, subject
     -------------------
to an allowance for doubtful accounts taken in accordance with GAAP, collectible without set-off or counterclaim.

(n)  Real Property.
     -------------

     (i) Neither the Company nor RoweCan is the owner of, or under any agreement or option to own, any real property or any interest therein, other than the Leases; and

     (ii) All of the buildings, improvements and fixtures on the Owned Properties and the Leased Properties (A) were constructed in accordance with all Laws and with all Authorizations validly issued pursuant thereto; (B) are in good operating condition and in a state of good maintenance and repair; and (C) are adequate and suitable for the purposes for which they are presently being used; and with respect to each (and to the Owned Properties and the Leased Properties), the owner has adequate rights of ingress and egress for the operation of the Business in the ordinary course. None of the Owned Properties, the Leased Properties or the buildings and fixtures thereon, or the use, operation or maintenance thereof for the purpose of carrying on the Business, violates in any material respect, any restrictive covenant or any provision of any Law or encroaches on any property owned by any other Person. No condemnation or expropriation proceeding is pending or, to the best knowledge of each of the Company and RoweCan, threatened which would preclude or impair the use of any such property or any part thereof for the purposes for which it is currently used. There are no outstanding work orders with respect to any of the Assets from or required by any municipality, police department, fire department, sanitation, health or safety authorities or from any other Person and there are no matters under discussion with or by the Company or RoweCan relating to work orders.

(o)  Leases.  Each Lease is in good standing, creates a good and valid leasehold
     ------
estate in the Leased Properties thereby demised and is in full force and effect without amendment thereto, except as disclosed in Schedule 3.1(o). With respect to each Lease, (i) all rents and additional rents due to the date hereof have been paid, (ii) neither the lessor, to the best of the knowledge of the Company or RoweCan, nor the lessee is in default thereunder, (iii) no waiver, indulgence or postponement of the lessee's obligations thereunder has been granted by the lessor, (iv) there exists no event of default or event, occurrence, condition or act (including the purchase of the Purchased Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default under such Lease, (v) neither the Company nor RoweCan has violated any of the terms or conditions under any such Lease in any material respect, and (vi) to the best knowledge of the Company and of RoweCan, all of the covenants to be performed by any other party under any such Lease have been fully performed. Each of the Leased Properties is in a state of good maintenance and repair, normal wear and tear excepted, and is adequate and suitable for the purposes for which it is presently being used. True, correct and complete copies of the Leases have been provided to the Purchasers. Schedule 3.1(o) contains a true, correct and complete list of all of the Leases, together with a brief and accurate description of each Lease, including a description of the leased premises, the term of the Lease, the rental payments under the Lease (specifying any breakdown of base rent and additional rents), any rights of renewal and the term thereof, and any restrictions on assignment.

(p)  No Breach of Contracts.  Each of the Contracts listed in Schedule 3.1(p) is
     ----------------------
in full force and effect, unamended, and there exists no default or event of default or event, occurrence, condition or act (including the purchase of the Purchased Shares hereunder) which, with the giving of notice, the lapse of time or the happening of any other event or condition, would become a default or event of default thereunder, except for the necessity of obtaining the Consents, which Consents are listed in Schedule 3.1(p). Neither the Company nor RoweCan has violated or breached, in any material respect, any of the terms or conditions of any Contract, and to the best of the knowledge of the Company and of RoweCan, all the covenants to be performed by any other party thereto have been fully performed. True, correct and complete copies of all Contracts listed in Schedule 3.1(p) have been delivered to the Purchasers.

(q)  Intellectual Property Rights.  The Intellectual Properties used in whole or
     ----------------------------
in part in, or required for the carrying on of, the Business in the manner heretofore carried on are set out in Schedule 3.1(q) (other than "off the shelf" or standard products) and are owned by, or validly licensed to, the Company or to RoweCan as indicated in Schedule 3.1(q). Except as otherwise expressly stated in Schedule 3.1(q), the Company (i) has the exclusive right to use such Intellectual Properties, (ii) is the owner of record of such Intellectual Properties, and (iii) has not conveyed, assigned or encumbered any of them. All registrations and filings necessary to preserve the rights of the Company and of RoweCan in the Intellectual Properties have been made and are in good standing. Except as disclosed on Schedule 3.1(q), to the best of the knowledge of each of the Company and RoweCan, the conduct of the Business does not infringe upon the intellectual properties of any other Person. Except as disclosed on Schedule 3.1(q), there are no outstanding options, licenses or agreements of any kind relating to the Intellectual Properties, nor is the Company or RoweCan bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information and other proprietary rights and processes of any other person or entity other than such licenses or agreements arising from the purchase of "off the shelf" or standard products. Except as disclosed on Schedule 3.1 (q), neither the Company nor RoweCan has received any communications alleging that the Company or RoweCan has violated or, by conducting its business as presently proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity. Except as disclosed on Schedule 3.1 (q), neither the Company nor RoweCan is aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court of administrative agency, that would materially interfere with their duties to the Company or RoweCan or that would conflict with the Company's or RoweCan's business as presently proposed to be conducted. Except as disclosed on Schedule 3.1 (q), neither the execution nor delivery of this Agreement, nor the carrying on of the Company's and RoweCan's businesses by the employees of the Company, nor the conduct of the Company's and RoweCan's businesses as presently proposed, will, to the Company's or RoweCan's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any employee of the Company or RoweCan is now obligated. Except as disclosed on Schedule 3.1(q), neither the Company nor RoweCan believes it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its employees made prior to their employment by the Company or RoweCan, except for inventions, trade secrets or proprietary information that have been assigned to the Company or RoweCan employing such employee.

(r)  Condition of Equipment.  All tangible personal property forming part of the
     ----------------------
Assets, including furniture, and office and computer equipment, whether owned or leased, are in good operating condition and are in a state of good repair and maintenance having regard to the age and use thereof, reasonable wear and tear and obsolescence excepted.

FINANCIAL MATTERS
-----------------

(s)  Financial Statements.  The Financial Statements and the Interim Financial
     --------------------
Statements have been prepared in accordance with GAAP applied on a basis consistent with those of previous fiscal years and present fairly:

     (i) the Assets, liabilities (whether denied, absolute, contingent or otherwise) and financial position of each of the Company and RoweCan as at the respective dates of the relevant statements; and

     (ii) the sales and earnings of each of the Company and RoweCan during the periods covered thereby.

The financial statements to be provided to the Purchasers pursuant to Section 3.2(2) shall contain no material variances from the financial information previously provided to the Purchasers.

As at the date hereof, there are no liabilities, absolute or contingent of the Company and RoweCan save and except for liabilities set forth in the Interim Financial Statements, liabilities set forth in the Contracts listed in Schedule 3.1(p) or in Contracts which, by the terms of Section 3.1(ab) are not required to be disclosed, liabilities incurred in the ordinary course since the date of the Interim Financial Statements and liabilities set forth in the Accounts Payable and Accrued Liabilities listed in Schedule 3.1(t).

True, correct and complete copies of the Financial Statements and the Interim Financial Statements are attached as Schedule 3.1(s).

(t)  Accounts Payable and Accrued Liabilities.  The aggregate amount of Accounts
     ----------------------------------------
Payable for each of the Company and RoweCan as of March 31, 1998 does not exceed the amount set out in Schedule 3.1(t).

(u)  Taxes.  As of the date hereof, each of RoweCan and the Company has filed or
     -----
caused to be filed, within the times and within the manner prescribed by Law, all federal, provincial, local, state and foreign tax returns and tax reports which are required to be filed by or with respect to each of them. The information contained in such returns and reports is correct and complete and such returns and reports reflect accurately all liability for taxes of the Company and of RoweCan for the periods covered thereby. As of the date hereof, all federal, provincial, local, state and foreign income, profits, franchise, sales, use, occupancy, excise and other taxes and assessments (including interest and penalties) that are or may become payable by or due from each of the Company and RoweCan have been fully paid or fully disclosed and fully provided for in the Books and Records, the Financial Statements and the Interim Financial Statements. The federal income tax liability of RoweCan has been assessed for all fiscal years to and including its fiscal year ended December 31, 1996. As of the date hereof, no examination of any tax return of either of the Company or RoweCan is currently in progress, there are no outstanding agreements or waivers extending the statutory period providing for an extension of time with respect to the assessment or re-assessment of tax or the filing of any tax return by, or any payment of any tax by either of the Company or RoweCan, and there are no Claims now threatened or pending against either of the Company or RoweCan in respect of taxes or any matters under discussion with any

Governmental Entity relating to taxes. As of the date hereof, each of the Company and RoweCan has withheld from each payment made by it the amount of all taxes and other deductions required to be withheld therefrom and has paid the same to the proper taxing or other authority within the time prescribed under any Law. The cumulative tax losses set forth on Schedule 3. 1 M are true, correct and complete for the Company as at the date hereof.

PARTICULAR MATTERS RELATING TO ROWECAN'S BUSINESS
-------------------------------------------------

(v)  Eligibility.
     -----------

     (i) RoweCan is a taxable Canadian corporation within the meaning of the Income Tax Act (Canada);

     (ii)   RoweCan carries on no business other than the Business;

     (iii) RoweCan has been in active business (as such term is defined in the Income Tax Act (Canada)) for at least two years or, where RoweCan has been carrying on business for less than two years, throughout such shorter period of time;

     (iv) at least 50% of RoweCan's full-time employees are employed in Ontario;

     (v) at least 50% of the wages and salaries paid by RoweCan are paid to employees whose ordinary place of employment is a permanent establishment of RoweCan located in Ontario;

     (vi) not less than 90% of the fair market value of the property of RoweCan is attributable to property used in RoweCan's Business;

     (vii) RoweCan and all corporations related to it (as the term "related" is defined in the Income Tax Act (Canada)) have 500 or fewer employees; and

     (viii) the carrying value of the total assets (determined in accordance with GAAP on a consolidated or combined basis, where applicable) of RoweCan and all corporations related to it (determined in accordance with the Income Tax Act (Canada)) together with the amount of the aggregate subscription price for the Purchased Shares does not exceed $50,000,000.

(w)  Sufficiency of Assets.  The Assets include all rights and property
     ---------------------
necessary to the conduct of the Business by the Company and RoweCan substantially in the manner presently carried on by each of them.

(x)  No Material Adverse Change.  Since the date of the Financial Statements
     --------------------------
there has been no change in the affairs, assets, liabilities, business, prospects, operations or conditions of any of the Company or RoweCan or the Business, financial or otherwise, whether arising as a result of any legislative or regulatory change, revocation of any license or right to do business, fire, explosion, accident, casualty, labor trouble, flood, drought, riot, storm, condemnation, act of God, public force or otherwise, which has materially adversely affected or which will materially adversely affect any of the Company, RoweCan or the Business, except for general economic conditions affecting Canada, the United States or the industry in which the Company, RoweCan or the Business operates.

(y)  Compliance with Laws.  Each of the Company and RoweCan is conducting its
     --------------------
Business in compliance with all applicable Laws of each jurisdiction in which its Business is carried on, except for acts of non-compliance which in the aggregate are not material.

(z)  Environmental Disclosure.
     ------------------------

     (i) Each of the Company and RoweCan has at all times received, handled, generated, used, stored, deposited, labelled, handled, treated, documented, transported and disposed of any Hazardous Substances in compliance with all applicable Environmental Laws, approvals or Authorizations, except as set forth in Schedule 3.1(z).

     (ii) None of the Owned Properties or Leased Properties has ever been used by any Person as a landfill site, a waste disposal site or as a location for the disposal of Hazardous Substance or waste and has ever had urea formaldehyde foam insulation, asbestos, PCB waste, radioactive substances or aboveground or underground storage vessels, active or abandoned, located thereon.

     (iii) Neither the company nor RoweCan has been required by any Governmental Entity to:

           (A) alter its properties in a material way in order to be in compliance with Environmental Laws;

           (B) remove any material from any of the Leased Properties; or

           (C) perform any remedial studies, investigations, closure, decommissioning, rehabilitation, restoration and post-remedial studies, investigations or monitoring on, about or in connection with any of the Leased Properties.

     (iv) The Assets of the Company and of RoweCan are capable of being operated at maximum production levels in accordance with Environmental Laws.

(aa) Authorizations.  Each of the Company and RoweCan owns, holds, possesses or
     --------------
lawfully uses in the operation of the Business all Authorizations which are in any manner necessary for it to conduct the Business as presently or previously conducted or for the ownership and use of the Assets, free and clear of all Encumbrances and in compliance with all Laws applicable thereto. All such Authorizations are listed and described in Schedule 3. 1 (aa) and neither the Company nor RoweCan is in default, nor has it received any notice of any Claim in default, with respect to any such Authorizations. All such Authorizations are renewable by their terms or in the ordinary course of business without the need for the Company or RoweCan to comply with any special qualification or procedures or to pay any amounts other than routine filing fees. None of such Authorizations will be adversely affected by the consummation of the transactions contemplated hereby, except as set forth in Schedule 3. 1 (aa). Neither the Company or RoweCan nor any affiliate of the Company or of RoweCan owns or has any proprietary, financial or other interests (direct or indirect) in any Authorization which the Company or RoweCan owns, possesses or uses in the operation of the Business as now or previously conducted.

(ab) Material Contracts.  Schedule 3.1(p) contains a list of all Contracts of
     --------
the Company and of RoweCan which involve the expenditure of more than $25,000 or which have a term left to run of more than 2 years (the "Material Contracts"). Except for the Benefit Plans set forth in Schedule 3.1(ac)(xi), Leases and the Contracts set forth in Schedule 3.1(p), neither the Company nor RoweCan is a party to or bound by:

     (i)  any Benefit Plans or any collective agreements;

     (ii) any agreement or commitment relating to the borrowing of money;

     (iii) any guarantee or other contingent liability in respect of any indebtedness or other liability or obligation of any other Person (other than the endorsement of negotiable instruments for collection in the ordinary course of the Business) other than those disclosed on
           Schedule 3. 1(ab)(iii);

     (iv) any contract or commitment limiting the freedom of the Company or of RoweCan to engage in any line of business or to compete with any other Person;

     (v) any licensing, distribution or other contract or commitment relating to Intellectual Properties used by either the Company or of RoweCan in the conduct of its Business;

     (vi) any agreement or commitment not entered into in the ordinary course of the Business; and

     (vii) any agreement or arrangement with any Person with whom the Company or RoweCan (or their present or former directors, officers and employees) does not deal at arm's length within the meaning of the Income Tax Act (Canada).

(ac) Employees.
     ---------

     (i) Each of the Company and RoweCan is in compliance with all Laws respecting employment and employment practices, terms and conditions of employment, pay equity and wages and hours and has not and is not engaged in any unfair labor practice;

     (ii) No unfair labor practice, complaint or grievance against either the Company or RoweCan is pending or, to the best of the knowledge of the Company and RoweCan, threatened before any labor relations board or similar Governmental Entity with respect to the Business;

     (iii) There is no labor strike, dispute, slowdown or stoppage actually pending or involving or, to the best of the knowledge of the Company and of RoweCan, threatened against either of the Company or RoweCan with respect to its Business;

     (iv) No union representation question exists respecting the employees of either the Company or RoweCan in connection with its Business and no collective bargaining agreement is in place or currently being negotiated by the Company or by RoweCan except as disclosed in Schedule 3. 1 (ac)(iv);

     (v) No grievance which might have an adverse effect upon either of the Company or RoweCan or the conduct of its Business exists, no arbitration proceeding arising out of or under any collective agreement is pending, and no claim therefor has been asserted;

     (vi) No notice has been received by the Company or RoweCan of any complaint which has not been resolved filed by any of its employees claiming that RoweCan or the Company has violated any applicable employee or human rights or similar legislation, or of any complaints or proceedings which have not been resolved of any kind involving the Company or RoweCan or, to the Company's or RoweCan's knowledge, after due inquiry, any of the employees of the Company or RoweCan before any labor relations board. There are no outstanding orders or charges against the Company or RoweCan under any applicable health and safety legislation. All levies, assessments and penalties made against the Company or RoweCan pursuant to any applicable workers' compensation legislation have been paid by the Company or RoweCan, as applicable, and the Company and RoweCan have not been reassessed under any such legislation except such as has been resolved;

     (vii) Schedule 3.1(ac)(vii) contains a complete list of all permanent and full time employees of each of the Company and RoweCan, their salaries and wage rates, bonus arrangements, benefits, positions and length of service. Schedule 3.1(ac)(vii) provides a correct and complete list showing all amounts due or accrued due for all salary, wages, bonuses, commissions, vacation with pay, pension benefits or other employee benefits relating to all employees;

     (viii) No employee of the Company or of RoweCan has any agreement as to length of notice required to terminate his or her employment, other than such as results by law from the employment of an employee without agreement as to such notice or as to length of employment;

     (ix) All vacation pay (including all banked vacation pay), bonuses, commissions and other employee benefit payments are reflected and have been accrued in the Books and Records of the Company and of RoweCan, as applicable;

     (x) The aggregate amount of salaries, pensions, bonuses, or other remuneration of any nature paid or payable by each of the Company and RoweCan to or for its present or former officers, directors, shareholders, employees or Persons not dealing at arm's length (as such term is defined in the Income Tax Act (Canada)) with them during the year ended on the date of the Financial Statements, are as set out in Schedule 3. l(ac)(vii) and, since that date, such payments have been made at no greater rates;

     (xi) The only benefit plans existing in respect of the employees of the Company and of RoweCan are the Benefit Plans disclosed on Schedule 3.1(ac)(xi). True, correct and complete copies of all written Benefit Plans and related documentation have been provided to the Purchasers and any oral or written Benefit Plans are accurately described on Schedule 3.1(ac)(xi). The Benefit Plans are duly registered where required by, and are in good standing under, all applicable Laws. All required employer and employee contributions and premiums under the Benefit Plans to the date hereof have been made, the respective fund or funds established under the Benefit Plans are funded in accordance with applicable Laws, and no past service funding liabilities exist thereunder;

     (xii) None of the Benefit Plans, nor any trust created thereunder, nor any trustee or administrator thereof, has engaged in any "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Internal Revenue Code. The 401k plan of the Company (the "401k Plan") is (A) "qualified" within the meaning of Section 401(a) of the Internal Revenue Code; (B) no facts or circumstances exist which would adversely affect the qualified status of the 401k Plan; and
            (C) the trust established pursuant to the 401k Plan is tax exempt under section 501(a) of the Internal Revenue Code. No matter relating to any of the Benefit Plans is pending before any court or government agency. Each of the Benefit Plans which is group health plans, as defined in Section 4980(B) of the Internal Revenue Code, is in compliance with the requirements of Internal Revenue Code
            Section 4980(B) and Part 6 of Subtitle B of Title I of ERISA; and

     (xiii) No payments have been made or authorized since the date of the Financial Statements by either the Company or RoweCan to its officers, directors, former directors, shareholders or employees or to any Person not dealing at arm's length (as such term is defined in the Income Tax Act (Canada)) with any of the foregoing, except in the ordinary course of the Business and at the regular rates payable to them of salary, pension, bonuses, rents or other remuneration of any nature.

(ad) Insurance.  Each of the Company and RoweCan maintains insurance policies
     ---------
with responsible insurers as are appropriate to the Business and Assets in such amounts and against such risks as are customarily carried and insured against by prudent owners of comparable businesses and assets. All such policies of insurance coverage are in full force and effect. Neither the Company nor RoweCan is in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion. A summary of such policies is contained in Schedule 3. 1 (ad).

(ae) Litigation.  Other than as set forth in Schedule 3.1(ae) there is no
     ----------
action, suit or proceeding, at law or in equity, by any Person, nor any arbitration, administrative or other proceeding by or before (or, to the best of the knowledge of the Company and of RoweCan, any investigation by) any Governmental Entity pending, or, to the best of the knowledge of the Company and of RoweCan, threatened against or affecting either of the Company or RoweCan or any of its properties or rights or any of the Assets, and neither the Company nor RoweCan knows of any valid basis for any such action, suit, proceeding, arbitration or investigation. Neither the Company nor RoweCan is subject to any judgment, order or decree entered in any lawsuit or proceeding.

(af) Shareholder Loans.  Schedule 3.1(af) contains a true, correct and complete
     -----------------
list of all Shareholder Loans including the amount owing and the terms applicable thereto.

(ag) No Insolvency Proceeding.  Neither the Company nor RoweCan has made any
     ------------------------
assignment for the benefit of its creditors nor has any receiving order been made against it under any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws, nor has any petition for such an order been served upon it, nor has it attempted to take the benefit of any legislation with respect to financially distressed debtors, nor, after giving effect to this financing, is an insolvent person within the meaning of the Bankruptcy and Insolvency Act (Canada) or under any applicable bankruptcy legislation.

(ah) Full Disclosure.  Neither this Agreement nor any Ancillary Agreement or any
     ---------------
certificate or statement in writing which has been supplied by or on behalf of the Company or RoweCan or by any of the directors, officers or employees of the Company or of RoweCan in connection with the transactions contemplated hereby contains any untrue statement of a material fact, or omits any statement of a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact known to the Company or to RoweCan which materially and adversely affects the affairs, businesses, prospects, operations or conditions of the Company or of RoweCan, financial or otherwise, or the Business or the Assets, which has not been set forth in this Agreement.

(ai) Conduct of Business.  Except as disclosed on Schedule 3.1(ai), since the
     -------------------
date of the Financial Statements the Business has been carried on in the ordinary course and neither the Company nor RoweCan has, other than disclosed in writing to the Purchasers:

     (i) incurred any liability, obligation or expenditure of any nature (whether accrued, absolute, contingent or otherwise) or committed to make or perform any capital expenditures or maintenance or repair projects, except for (A) liabilities, obligations or expenditures incurred or made in the ordinary course of the Business or deferred income taxes or income tax credits; and (B) capital expenditures or maintenance or repair projects that do not exceed $25,000 on a per-item basis or $100,000 in the aggregate;

     (ii)  made any bonus or profit sharing distribution or payment of any kind;

     (iii) drawn down on any operating line, increased its indebtedness for borrowed money or made any loan to any Person;

     (iv) written off as uncollectible any notes or Accounts Receivable exceeding $25,000 in the aggregate;

     (v) cancelled or waived any claims or rights of the Company or of RoweCan having a value greater than $25,000;

     (vi) granted any increase in the rate of wages, salaries, bonuses or other remuneration to any executive or other employee;

     (vii) entered into any transaction with a Person not dealing at arm's length;

     (viii)  made any change in any method of accounting or auditing practice;

     (ix)    agreed, whether or not in writing, to do any of the foregoing.

3.2  COVENANTS OF THE COMPANY AND OF ROWECAN.

     (1) The Company hereby covenants that in addition to the restrictions contained in the Amended Stockholders' Agreement, it will not use and does not intend to use the proceeds received from the Purchasers as the subscription price for the purpose of investment in land (except land that is incidental and ancillary to the Company's Business).

     (2) Each of the Company and/or RoweCan shall provide the audited consolidated and unconsolidated financial statements for the year ended December 31, 1997 to the Purchasers no later than thirty days from the date hereof.

     (3) The Company shall use funds received from the Purchasers in satisfaction of the subscription price substantially in the manner set forth in
Schedule 3.2.

3.3 CONDUCT OF BUSINESS PRIOR TO CLOSING. Prior to the Closing Date, each of the Company and RoweCan shall conduct the Business in the ordinary course thereof unless the Company or RoweCan, as the case may be, has been given the prior written consent of all of the Purchasers to do otherwise. Without limiting the generality of the foregoing:

(a) Each of the Company and RoweCan will continue to maintain and service the Assets used in the conduct of the Business in the same manner as has been its consistent past practice.

(b) Each of the Company and RoweCan shall use its best efforts to keep available the services of the present employees and agents of the Business and to maintain the relations and goodwill with the suppliers, customers, distributors and any others having business relations with the Business.

(c) Each of the Company and RoweCan shall use its best efforts to conduct the Business in such a manner that on the Closing Date the representations and warranties of the Corporation and of RoweCan contained in this Agreement shall be true, correct and complete as if such representations and warranties were made on and as of such date.

                                   ARTICLE 4

               REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

4.1 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser represents and warrants, severally and not jointly, as follows to the Company and to RoweCan and acknowledges and confirms that the Company and RoweCan are relying on such representations and warranties in connection with the sale by the Company and by RoweCan of the Purchased Shares:

(a)  Due Incorporation and Existence. Such Purchaser is duly formed or
     -------------------------------
organized, validly existing and in good standing under the laws of the jurisdiction of its organization or formation.

(b)  Validity of Agreement. Such Purchaser has all requisite power and authority
     ---------------------
to enter into and to perform its obligations under this Agreement and the Ancillary Agreements to which it is a party. The execution, delivery and performance by such Purchaser of this Agreement and the Ancillary Agreements to which it is a party and the consummation of the transactions contemplated thereby have been duly authorized by all necessary action on the part of such Purchaser. This Agreement and the Ancillary Agreements to which it is a party constitute legal, valid and binding obligations of such Purchaser enforceable against it in accordance with their respective terms. Such Purchaser is an "accredited investor" within the meaning of that term as defined in Rule 501(a) promulgated under the Securities Act.

(c)  Restrictive Documents. Such Purchaser is not subject to, or a party to, any
     ---------------------
charter or by-law restriction, any Law, any Claim, any contract or instrument, any Encumbrance or any other restriction of any kind or character which would prevent consummation of the transactions contemplated by this Agreement.

(d)  Investment. The Purchased Shares purchased by such Purchaser will be
     ----------
acquired for investment for such Purchaser's own account and not with a view to the distribution of any part thereof. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third person, with respect to any the Purchased Shares.

(e)  Restricted Securities. Such Purchaser understands that the Purchased Shares
     ---------------------
may not be sold, transferred or otherwise disposed of without registration under the Securities Act, or an exemption therefrom, and that in the absence of an effective registration statement covering the Purchased

Shares or an available exemption from registration under the Securities Act, the Purchased Shares must be held indefinitely. In the absence of an effective registration statement covering the Purchased Shares such Purchaser will sell, transfer, or otherwise dispose of the Purchased Shares only in a manner consistent with its representations and agreements set forth herein.

(f)  Financial Condition. Such Purchaser's financial condition is such that it
     -------------------
is able to bear the risk of holding the Purchased Shares for an indefinite period of time and can bear the loss of its entire investment in its Purchased Shares.

(g)  Experience. Such Purchaser has such knowledge and experience in financial
     ----------
and business matters and in making high risk investment of this type that it is capable of evaluating the merits and risks of the purchase of its Purchased Shares.

(h)  Receipt of Information. Such Purchaser has been furnished access to the
     ----------------------
business records of the Company and such additional information and documents as such Purchaser has requested and has been afforded an opportunity to ask questions of and receive answers from representatives of the Company concerning the terms and conditions of this Agreement, the purchase of the Purchased Shares, the Company's business, operations, market potential, capitalization, financial condition and prospects, and all other matters deemed relevant by such Purchaser, without prejudice to the representations and warranties of the Company in this Agreement.

(i)  Brokerage. No broker, agent or other intermediary acted for such Purchaser
     ---------
in connection with the sale of the Purchased Shares and such Purchaser shall indemnify and save harmless the Company and the other Purchasers from and against any Claims whatsoever for any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for such Purchaser.

                                   ARTICLE 5

                             CONDITIONS OF CLOSING

5.1  CONDITIONS FOR THE BENEFIT OF THE PURCHASERS.  The purchase and sale of the
     --------------------------------------------
Purchased Shares is subject to the following conditions to be fulfilled or performed at or prior to the Closing Date, which conditions are for the exclusive benefit of the Purchasers and may be waived in whole or in part by agreement of all of the Purchasers:

(a)  Truth of Representations and Warranties of each of RoweCan and the Company.
     --------------------------------------------------------------------------
The representations and warranties of each of RoweCan and the Company contained in this Agreement or in any Ancillary Agreement shall be true and correct as of the Closing Date with the same force and effect as if such representations and warranties had been made on and as of such date.

(b)  Performance of Covenants by each of RoweCan and the Company.  RoweCan and
     -----------------------------------------------------------
the Company shall have fulfilled or complied with all covenants contained in
Section 3.2 to be performed or caused to be performed by them at or prior to the Time of Closing.

(c)  Amended Stockholders' Agreement.  Each of the Company, the Purchasers and
     -------------------------------
the other stockholders of the Company shall have entered into the Amended Stockholders' Agreement.

(d)  Amended Registration Rights Agreement.  Each of the Company, RoweCan and
     -------------------------------------
the Purchasers shall have entered into the Amended and Restated Registration Rights Agreement.

(e)  Deliveries.  The Company or RoweCan, as applicable, shall have delivered or
     ----------
caused to be delivered to each of the Purchasers the following in form and substance satisfactory to the Purchasers:

     (i) share certificates representing the Purchased Shares duly made out in the name of the Purchasers, together with evidence satisfactory to the Purchasers that the Purchasers have been duly entered upon the books of the Company or of RoweCan, as applicable, as the holder of the Purchased Shares;

     (ii) certified copies of (A) the charter documents and the by-laws of the Company and of RoweCan; (B) all resolutions of the stockholders, the board of directors or any duly authorized committee thereof, of the Company and of RoweCan approving the entering into of this Agreement and the Ancillary Agreements and the completion of all transactions contemplated hereunder and thereunder; and (C) all other instruments evidencing necessary corporate action of the Company and of RoweCan and of Authorizations, if any, with respect to such matters;

     (iii) certificates of the Secretary or an Assistant Secretary of the Company and of RoweCan certifying the names and true signatures of their respective officers authorized to sign this Agreement and the other instruments to be delivered hereunder;

     (iv) a certificate of status, compliance, good standing or like certificate with respect to the Company and RoweCan, issued by appropriate government officials of the jurisdiction of their incorporation and of each jurisdiction in which the Company and RoweCan carries on business as listed in Schedule 3.1(c);

     (v)    the certificates referred to in subsection 5.1(a);

     (vi) an opinion of counsel to the Company and to RoweCan, in form and substance reasonably satisfactory to the Purchasers and their counsel, and such other documents as the Purchasers may request;

     (vii)  the Company's current and complete business plan; and

     (viii) the certificate executed by the Company in the form of Exhibit F.

(f)  Amended RoweCan Shareholders' Agreement.  Each of RoweCan, WV and Ronald
     ---------------------------------------
Grigg shall have entered into the Amended RoweCan Shareholders' Agreement.

(g)  Amended Certificate of Incorporation.  The Company shall have obtained the
     ------------------------------------
requisite board of director and stockholder approval to amend and restate its certificate of incorporation in the form of the Amended Certificate of Incorporation and shall have filed the Amended Certificate of Incorporation with the Secretary of State of the State of Delaware.

(h)  Amended Articles of Incorporation.  RoweCan shall have obtained the
     ---------------------------------
necessary board of director and shareholder approval to amend and restate its articles of incorporation in the form of the Amended Articles of Incorporation and shall have filed the Amended Articles of Incorporation with the appropriate Canadian authorities.

(i)  Noncompetition Agreements.  The Company shall have entered into
     -------------------------
Noncompetition Agreements, reasonably acceptable to the Purchasers, with those Persons set forth on Schedule 5.1(i).

(j)  Amended By-Laws.  The Company shall have amended and restated its by-laws
     ---------------
in the form attached hereto as Exhibit G.

                                   ARTICLE 6

                                 MISCELLANEOUS

6.1 NOTICES. Any notice, request, consent or other communication hereunder to any party will be in writing and will be either personally delivered, or sent by certified mail, return receipt requested, or sent by facsimile, confirmation of receipt requested, or sent by reputable overnight courier service (charges prepaid) to the address set forth below such party's signature on the signature pages hereto. Notices will be deemed to have been given hereunder when delivered personally; five business days after deposit in the mail; when confirmation of receipt is received; and one day after deposit with a reputable overnight courier service.

6.2  TIME OF THE ESSENCE. Time shall be of the essence of this Agreement.

6.3 BROKERS. It is understood and agreed that no broker, agent or other intermediary acted for the Company or for RoweCan in connection with the sale of the Purchased Shares and the Company and RoweCan shall indemnify and save harmless the Purchasers from and against any Claims whatsoever for any commission or other remuneration payable or alleged to be payable to any broker, agent or other intermediary who purports to act or have acted for the Company or for RoweCan.

6.4 THIRD PARTY BENEFICIARIES. Each Party hereto intends that this Agreement shall not benefit or create any right or cause of action in or on behalf of any Person, other than the Parties hereto, and no Person, other than the Parties hereto, shall be entitled to rely on the provisions hereof in any action, suit, proceeding, hearing or other forum.

6.5 SURVIVAL OF REPRESENTATIONS, WARRANTIES AND COVENANTS. All representations, warranties and covenants contained herein or contained in any Ancillary Agreement, or made in writing by any Person in connection herewith, will survive the execution and delivery of this Agreement, regardless of any investigation made by the Company or any Purchaser or on their behalf.

6.6 EXPENSES. All fees and expenses of legal counsel and accounting firms engaged by the Purchasers incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the Company; provided, however, that the Company shall not be required to pay for any fees of legal counsel and accounting firms engaged by the U.S. Purchasers in excess of $35,000, plus all out-of-pocket expenses incurred by such counsel or accounting firms.

6.7 ENUREMENT. This Agreement shall enure to the benefit of and be binding upon the Parties, their successors and any permitted assigns.

6.8 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same agreement.

                           [Signature pages follow.]

     IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

                                    ROWECOM INC.

                                    By: ________________________________________
                                    Name:  Richard R. Rowe
                                    Title:  President & CEO

                                    By: ________________________________________
                                    Name:  Louis Hernandez, Jr.
                                    Title:  Executive VP & CFO

                                    725 Concord Avenue
                                    Cambridge, Massachusetts
                                    USA  02138
                                    Attn:  Dr. Richard Rowe, Mr. Louis Hernandez
                                    Facsimile:  617-497-6825

                                    ROWE COMMUNICATIONS LTD

                                    By: ________________________________________
                                    Name:  Richard R. Rowe
                                    Title:  President & CEO

                                    100 Collip Circle
                                    London, Ontario
                                    N6G 4X8
                                    Attn: Dr. Richard Rowe, Mr. Louis Hernandez
                                    Facsimile:  519-858-5107

                                    WORKING VENTURES CANADIAN FUND INC.


                                    By: ________________________________________
                                    Name:  James Whitaker
                                    Title:  Vice President

                                    250 Bloor Street East, Suite 1600
                                    Toronto, Ontario M4W 1E6
                                    Attn:  Graham Matthews and W. James Whitaker
                                    Facsimile:  416-929-2421

     IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

                                    ROWECOM INC.

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    725 Concord Avenue
                                    Cambridge, Massachusetts
                                    USA  02138
                                    Attn:  Dr. Richard Rowe, Mr. Louis Hernandez
                                    Facsimile:  617-497-6825

                                    ROWE COMMUNICATIONS LTD

                                    By: ________________________________________
                                    Name:
                                    Title:

                                    100 Collip Circle
                                    London, Ontario
                                    N6G 4X8
                                    Attn:  Dr. Richard Rowe, Mr. Louis Hernandez
                                    Facsimile:  519-858-5107

                                    WORKING VENTURES CANADIAN FUND INC.

                                    By: ________________________________________
                                    Name:  James Whitaker
                                    Title: Vice President, Investments

                                    250 Bloor Street East, Suite 1600
                                    Toronto, Ontario M4W 1E6
                                    Attn:  Graham Matthews and W. James Whitaker
                                    Facsimile:  416-929-2421

     IN WITNESS WHEREOF, this Agreement has been executed by the Parties as of the date first above written.

                       HIGHLAND CAPITAL PARTNERS III LIMITED PARTNERSHIP

                       By:  Highland Management Partners III Limited Partnership

                       Title:  General Partner

                       By: _________________________________
                       Name:  Daniel J. Nova
                       Title:  General Partner

                       Two International Place
                       Boston, Massachusetts  02110
                       Attn:
                       Facsimile:

                       HIGHLAND ENTREPRENEURS' FUND III LIMITED PARTNERSHIP

                       By:  HEF III LLC

                       Title:  General Partner

                       By: _________________________________
                       Name:  Daniel J. Nova
                       Title:  Member

                       Two International Place
                       Boston, Massachusetts 02110
                       Attn:
                       Facsimile:

                       CRYSTAL INTERNET VENTURE FUND, L.P.

                       By:  Crystal Venture, Ltd.
                       Title:  General Partner

                       By:  ____________________________
                       Name:  Daniel Kellogg
                       Title:  Vice President

                       1120 Chester Avenue Suite 310
                       Cleveland, Ohio
                       USA  44114
                       Attn:  Dan Kellogg
                       Facsimile:  216-263-5518

                       PAI, WEI MING CHUNG

                       By:  CIVF Management Ltd.,
                                   Attorney in fact pursuant to Power
                                   Of Attorney dated _____________, 1998

                       By: _____________________________
                       Name:  Daniel Kellogg
                       Title:  Vice President

                       2 FL, No. 420
                       Fu-husing N. Road
                       Taipei, Taiwan ROC
                       Facsimile:  011-886-22-517-6418

                       FU KUAN INVESTMENT CORP.

                       By:  CIVF Management Ltd.,
                                   Attorney in fact pursuant to Power
                                   Of Attorney dated _____________, 1998

                       By: ________________________________
                       Name:  CIVF Management Ltd.,
                       Title:  General Partner

                       14FL, No. 22
                       AI Kuo E. Road
                       Taipei, Taiwan
                       Attn:  Irene Su
                       Facsimile:  011-886-22-397-2106

                       PURETECH PROFITS LIMITED (BVI)

                       By:  CIVF Management, Ltd.,
                                   Attorney in fact pursuant to Power
                                   Of Attorney dated _____________, 1998

                       By: ________________________________
                       Name:  Daniel Kellogg
                       Title:  General Partner

                       c/o Mr. Y.L. Shen
                       Suite 2613
                       26FL
                       333 Keeiung Road
                       Sec. 1
                       Taipei, Taiwan ROC
                       Facsimile:  011-886-22-757-6931

                                  SCHEDULE 2.1


           Purchaser Shares             Purchase Price      Number of Class B Preferred
           ----------------             --------------      ---------------------------
Crystal Internet Venture Fund, L.P.     $2,000,001.48                 1,581,654

Highland Capital Partners III Limited   $3,839,999.20                 3,036,773
 Partnership

Pai, Wei Ming Chung                     $  249,999.24                   197,706

Fu Kuan Investment Corp.                $  149,998.78                   118,623

Puretech Profits Limited (BVI)          $   99,999.19                    79,082

Highland Entrepreneurs' Fund III        $  159,999.97                   126,532
 Limited Partnership

                                 ROWECOM INC.
                           ROWE COMMUNICATIONS LTD.
                           ------------------------
                      CRYSTAL INTERNET VENTURE FUND, L.P.
                           HIGHLAND CAPITAL PARTNERS
                                      AND
                      WORKING VENTURES CANADIAN FUND INC.
                           STOCK PURCHASE AGREEMENT
                     SCHEDULE 3.1(D) - AUTHORIZED CAPITAL
                                POST-INVESTMENT

ROWECOM INC. - ISSUED AND OUTSTANDING

Common Shares
-------------
Dr. Richard Rowe                                     4,274,024
Garry Wolfe                                             53,454
Donna Wolfe                                             43,266
Ron Grigg                                               47,726
Simon Reisman                                            2,683
Frank Angelletii                                         2,683

Preferred Series A
------------------
Phillipe Villers                                        80,645
Jerry Rubin                                             40,322
Jacques Raimon                                          40,322

Preferred Series B
------------------
Crystal Internet                                     1,581,655
Highland Capital Partners III                        3,036,773
Wei Ming Chung Pai                                     197,706
Fu Kuan Investment Corp.                               118,623
Puretech Profits Limited (BVI)                          79,082
Highland Entreprenuers' Fund III L.P.                  126,532

ROWE COMMUNICATIONS LTD. - ISSUED AND OUTSTANDING

Common Shares
-------------
RoweCom Inc                                          1,611,568
Ron Grigg                                                    1

Class A Preferred Shares
------------------------
Working Ventures                                     1,611,568

Class B Preferred Shares
------------------------
Working Ventures                                     1,186,240